                                                                  EXHIBIT 10.2


________________________________________________________________________________


                        CMC SECURITIES CORPORATION II,

                                   Depositor

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

                                    Trustee

                           _________________________

                               POOLING AGREEMENT

                           Dated as of June 1, 1996

                           _________________________

                REMIC Pass-Through Certificates, Series 1996-B


________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
                                  ARTICLE I.

                                  DEFINITIONS

Section 1.1    Definitions.................................................................. 1

                                  ARTICLE II.

               CONVEYANCE AND DELIVERY OF THE ASSET CERTIFICATES

Section 2.1    Conveyance of the Asset Certificates........................................ 12
Section 2.2    Delivery of the Asset Certificates; Acceptance by Trustee................... 12
Section 2.3    Execution of Certificates................................................... 12

                                 ARTICLE III.

                               THE CERTIFICATES

Section 3.1    The Certificates............................................................ 12
Section 3.2    Registration of Transfer and Exchange of Certificates....................... 13
Section 3.3    Mutilated, Destroyed, Lost or Stolen Certificates........................... 17
Section 3.4    Persons Deemed Owners....................................................... 17
Section 3.5    Access to List of Certificateholders' Names and Addresses................... 18
Section 3.6    Deemed Representation for Class A Certificates.............................. 18

                                  ARTICLE IV.

                          ACCOUNTS AND DISTRIBUTIONS

Section 4.1    The Certificate Account; Collections on the Asset Certificates.............. 18
Section 4.2    Distributions from Certificate Account...................................... 19
Section 4.3    Method of Distribution...................................................... 21
Section 4.4    Statement to Certificateholders............................................. 21
Section 4.5    Allocation of Loan Losses................................................... 23

                                  ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES; COVENANT

Section 5.1    Representations and Warranties of the Company............................... 23
Section 5.2    Covenant Respecting Credit Enhancement...................................... 25

                                  ARTICLE VI.


                    AMENDMENT OF ASSET ISSUANCE AGREEMENTS;
                              REGULATORY REPORTS

Section 6.1    Amendment of Asset Issuance Agreements; Regulatory Reports.................. 25
Section 6.2    Preparation of Regulatory Reports........................................... 26

                                  ARTICLE VII.

                                  THE TRUSTEE

Section 7.1     Duties of Trustee.......................................................... 27
Section 7.2     Certain Matters Affecting the Trustee...................................... 29
Section 7.3     Trustee Not Liable for Certificates or Mortgage Loans...................... 30
Section 7.4     Trustee May Own Certificates............................................... 30
Section 7.5     Trustee's Fees and Expenses................................................ 30
Section 7.6     Eligibility Requirements for Trustee ...................................... 30
Section 7.7     Resignation or Removal of the Trustee...................................... 31
Section 7.8     Successor Trustee.......................................................... 32
Section 7.9     Merger or Consolidation of Trustee......................................... 32
Section 7.10    Trustee Not Acting in Individual Capacity.................................. 32
Section 7.11    Appointment of Co-Trustee or Separate Trustee.............................. 32

                                 ARTICLE VIII.

                                    CLAIMS

Section 8.1    Trustee May Enforce Claims without Possession of Certificate................ 34
Section 8.2    Rights and Remedies Cumulative.............................................. 34
Section 8.3    Trustee May File Proofs of Claim............................................ 34
Section 8.4    Delay or Omission Not Waiver................................................ 35

                                  ARTICLE IX.

                               REMIC PROVISIONS

Section 9.1     REMIC Administration Provisions............................................ 35
Section 9.2     Investments................................................................ 37
Section 9.3     Designations under the REMIC Provisions.................................... 37

                                  ARTICLE X.

                                  TERMINATION

Section 10.1    Termination upon Repurchase by the Company or
                Liquidation of All Asset Certificates...................................... 38
Section 10.2    Additional Termination Requirements........................................ 39
Section 10.3    Distributions on the Final Distribution Date............................... 40

                                  ARTICLE XI.

                           MISCELLANEOUS PROVISIONS

Section 11.1     Amendment................................................................. 40
Section 11.2     Recordation of Agreement; Counterparts.................................... 41
Section 11.3     Limitation on Rights of Certificateholders................................ 41
Section 11.4     Limitation on Liability of Parties........................................ 42
Section 11.5     Limitation on Liability of Directors, Officers, Employees
                   and Agents of a Party................................................... 42
Section 11.6     GOVERNING LAW............................................................. 42
Section 11.7     Notices................................................................... 42
Section 11.8     Notices to the Rating Agency.............................................. 43
Section 11.9     Severability of Provisions................................................ 43
Section 11.10    Restrictions on Sale of Assets............................................ 43
Section 11.11    Intention of Parties...................................................... 43

     THIS IS A POOLING AGREEMENT, dated as of June 1, 1996, between CMC Securities Corporation II, a Delaware corporation, as depositor (the "Company") and Texas Commerce Bank National Association, a national banking association, as Trustee (the "Trustee").

                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

     In consideration of the premises and the mutual agreements herein contained, the Company and the Trustee hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     Section 1.1    Definitions.  Whenever used in this Agreement, the following
                    -----------
words and phrases, unless the context otherwise requires, shall have the meanings indicated:

     Accrued Certificate Interest:  As to any Distribution Date and any Class of
     ----------------------------
Certificates, interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest distributable on a Class of Certificates on a Distribution Date shall be reduced by such Class's share of Prepayment Interest Shortfalls for such Distribution Date. Prepayment Interest Shortfalls in respect of the LIBOR Asset Certificates shall be allocated to the Class A1 Certificates. Prepayment Interest Shortfalls in respect of the CMT Asset Certificates shall be allocated between the Class A2 and Class R Certificates in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfalls.

     Additional Loan:  Any mortgage loan other than a mortgage loan which, as of
     ---------------
the Closing Date, (i) was the subject of coverage under the Mortgage Pool Insurance Policy or the Special Hazard Policy or (ii) had the benefit of the coverage provided by the Bankruptcy Account or the Special Hazard Account.

     Administrator:  As defined in the Asset Issuance Agreement.
     -------------

     Agreement:  This Pooling Agreement and all exhibits, amendments and
     ---------
supplements hereto.

     Application for Relief:  As defined in Section 6.2(a).
     ----------------------

     Amendment No. 2:  Shall mean Amendment No. 2, dated as of June 1, 1996, to
     ---------------
the Asset Issuance Agreement, between the Company, Capstead Capital Corporation, Capstead Mortgage Corporation, as Administrator, and Texas Commerce Bank National Association, as trustee.

     Amendment No. 3:  Shall mean Amendment No. 3, dated as of June 1, 1996, to
     ---------------
the Asset Issuance Agreement, between the Company, Capstead Capital Corporation, Capstead Mortgage Corporation, as Administrator and Texas Commerce Bank National Association, as trustee.

     Asset Certificates:  As of any date of determination, each of the pass-
     ------------------
through certificates identified on the Asset Schedule and not theretofore released from the Trust Fund by the Trustee.

     Asset Certificate Trustee:  The entity identified in the Asset Issuance
     -------------------------
Agreement as the trustee thereunder.

     Asset Distribution Statement:  As defined in Section 4.1(b).
     ----------------------------

     Asset Group:  Either of the groups of Asset Certificates composed of the
     -----------
LIBOR Asset Certificates or the CMT Asset Certificates. For purposes hereof, references to the "related" Classes of Certificates in respect of the LIBOR Asset Certificates shall be to the Class A1 Certificates, and references to the "related" Classes of Certificates in respect of the CMT Asset Certificates shall be to the Class A2 and Class R Certificates.

     Asset Issuance Agreement:  The Amended and Restated Pooling and
     ------------------------
Administration Agreement, dated as of October 1, 1993, as amended by Amendment No. 1 thereto, dated as of February 1, 1995, as supplemented by Supplement Nos. 1 through 3 thereto, each among Capstead Capital Corporation, as sponsor, Capstead Mortgage Corporation, as Administrator, and Texas Commerce Bank National Association, as trustee, and as further amended by Amendment No. 2 and Amendment No. 3 relating to the Portfolio Pass-Through Program 1993PA and providing for the issuance of the Asset Certificates and the Other Certificates.

     Asset Pass-Through Rate:  As of any date of determination, and as to any
     -----------------------
Asset Certificate, the variable rate per annum at which interest accrues thereon, calculated as provided therein.

     Asset Principal Balance:  As of any date of determination, and as to an
     -----------------------
Asset Certificate, the outstanding "Certificate Principal Balance" (as defined in the Asset Issuance Agreement) thereof as of such date of determination, calculated in accordance with the terms of such Asset Certificate.

     Asset Schedule:  As of any date of determination, the schedule of Asset
     --------------
Certificates (identified by Asset Group) included in the Trust Fund. The initial schedule of Asset Certificates as of the Cut-off Date is attached hereto as Exhibit B.

     Available Funds:  As to any Distribution Date and each Asset Group, the sum
     ---------------
of (i) the aggregate of amounts distributed on the related Remittance Date in respect of the Asset Certificates in such Asset Group and (ii) the aggregate of all reinvestment income in respect of the Asset Certificates earned on Permitted Investments since the preceding Distribution Date.

     Bankruptcy Account:  As defined in the Asset Issuance Agreement.
     ------------------

     BIF:  The Bank Insurance Fund of the FDIC, or its successor in interest.
     ---

     Book-Entry Certificate:  As of the Closing Date, any Class A1 or Class A2
     ----------------------
Certificate.

     Book-Entry Nominee:  As defined in Section 3.2(b).
     ------------------

     Business Day:  A day  other than (i) a Saturday or a Sunday or (ii) a day
     ------------
which shall be in the State of Texas or New York City a legal holiday or a day on which banking institutions in the State of Texas or New York City are authorized or obligated by law or executive order to be closed.

     Calculation Date:  With respect to each Distribution Date, the second
     ----------------
Business Day preceding such Distribution Date.

     Certificate:  Each of the certificates signed and countersigned by the
     -----------
Trustee in substantially the forms attached hereto as Exhibit A. The Certificates shall be divided into three Classes, having the designations, initial Class Certificate Principal Balances, Certificate Interest Rates and Minimum Denominations as follows:

                      Initial
                       Class
                    Certificate        Certificate
                     Principal           Interest             Minimum
    Designation       Balance              Rate           Denomination (2)
    -----------       -------              ----           ----------------
Class A1            $ 41,914,009           (1)             $25,000.00


Class A2            $165,576,246           (1)             $25,000.00

Class R             $        100           (1)                  50.00

___________________

(1) The Certificate Interest Rate for the Class A1, Class A2 and Class R Certificates shall be a variable rate per annum determined as provided herein.
(2)  One Certificate of each Class may be issued in a different denomination.


     Certificate Account:  The trust account created and maintained pursuant to
     -------------------
Section 4.1, which account shall at all times constitute an Eligible Account. Funds in respect of each Asset Group deposited in the Certificate Account shall be held in trust for the related Certificateholders for the uses and purposes set forth in Section 4.1. The Certificate Account shall be designated "Certificate Account for CMC Securities Corporation II's REMIC Pass-Through Certificates, Series 1996-B."

     Certificate Interest Rate:  As to any Distribution Date and the Class A1
     -------------------------
Certificates, a variable rate per annum (expressed as a percentage) equal to the weighted average, by Asset Principal Balance (carried to six decimal places, rounded down), of the Asset Pass-Through Rates of the outstanding LIBOR Asset Certificates as of the first day of the preceding Interest Accrual Period. As to any Distribution Date and the Class A2 and Class R Certificates, a variable rate per annum (expressed as a percentage) equal to the weighted average, by Asset Principal Balance (carried to six decimal places, rounded down), of the Asset Pass-Through Rates of the outstanding CMT Asset Certificates as of the first day of the preceding Interest Accrual Period.

     Certificate Principal Balance:  With respect to each Certificate and as of
     -----------------------------
any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (x) all amounts distributed with respect to such
            ----
Certificate on account of principal on previous Distribution Dates pursuant to
Section 4.2(b)(iii) or Section 4.2(c)(iii), as applicable, and (y) any Loan Loss allocated to such Certificate on previous Distribution Dates and on such Distribution Date pursuant to Section 4.5.

     Certificate Owner:  With respect to any Book-Entry Certificate, the person
     -----------------
who is the beneficial owner thereof.

     Certificate Register:  The register maintained pursuant to Section 3.2.
     --------------------

     Certificate Registrar:  The registrar appointed pursuant to Section 3.2.
     ---------------------

     Certificateholder or Holder:  At any relevant time, the person in whose
     ---------------------------
name a Certificate is registered in the Certificate Register except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate of any Class, to the extent that the Company or any affiliate thereof is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Certificate Principal Balance) evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest (or Certificate Principal Balance) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee
                   --------  -------
shall be protected in relying on such consent, only the Certificates that the Trustee knows to be so held shall be so disregarded.

     Class:  All Certificates bearing the same class designation.
     -----

     Class Certificate Principal Balance:  As to any Class of Certificates and
     -----------------------------------
as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is as specified in the definition of the term Certificate.

     Class A Certificate:  Any Class A1 or Class A2 Certificate.
     -------------------

     Closing Date: June 28, 1996.
     ------------

     CMT Asset Certificate:  An Asset Certificate identified as a CMT Asset
     ---------------------
Certificate in the Asset Schedule.

     CMT Asset Group:  The aggregate of the CMT Asset Certificates.
     ---------------

     CMT Principal Distribution Amount:  As to each Distribution Date, the
     ---------------------------------
Available Funds for the CMT Asset Group on such Distribution Date after distribution of amounts pursuant to Sections 4.2(a), (c)(i) and (c)(ii) on such Distribution Date.

     Code:  The Internal Revenue Code of 1986, as amended from time to time, and
     ----
any successor statute thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Company:  CMC Securities Corporation II, a corporation organized and
     -------
existing under the laws of the State of Delaware, or its successor in interest.

     Corporate Trust Office:  The principal corporate trust office of the
     ----------------------
Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this Agreement is located at 600 Travis, 8th Floor, Attention: Vice President, Corporate Trust Department, Houston, Texas 77002.

     CPR:  An assumed constant rate of prepayment each month, expressed as an
     ---
annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

     Cut-off Date: June 1, 1996.
     ------------

     Definitive Certificates:  As defined in Section 3.2(f).
     -----------------------

     Depository:  The initial Depository shall be The Depository Trust Company,
     ----------
the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for which from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Disqualified Organization:  Any of the following:  (i) the United States,
     -------------------------
any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing; (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States,""State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

     Distribution Date:  The 25th day of each calendar month after the month of
     -----------------
initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

     Distribution Date Statement:  The statement referred to in Section 4.4(a)
     ---------------------------
hereof.

     Eligible Account:  At any time, an account which is any of the following:
     ----------------
(i) an account maintained with a depository institution (A) the long-term debt obligations of which (or, in the case of a depository institution which is a part of a holding company structure, the debt obligations of the holding company of which) are at such time assigned by the Rating Agency its highest long-term rating, or (B) the short-term debt obligations of which are then rated by the Rating Agency in its highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF;
(iii) an account maintained with and in the name of the Trustee, in trust, and in respect of which the amounts from time to time on deposit therein are insured by the BIF or the SAIF (to the limits established by the FDIC, taking into account all deposits within the institution with respect to the same beneficiaries), provided that all the funds deposited in such account are
                --------
invested in Permitted Instruments within one (1) Business Day of receipt in such account or, if not invested in Permitted Instruments, are remitted to the Certificateholders within one (1) Business Day of receipt in such account; (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder; or
(v) an account that will not cause the Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agency.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     Exchange Act:  As defined in Section 6.2(a).
     ------------

     FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.
     ----

     FHA:  The Federal Housing Administration of the Department of Housing and
     ---
Urban Development of the United States of America, or any successor thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     FNMA:  The Federal National Mortgage Association, or any successor thereto.
     ----

     FORM 15:  As defined in Section 6.2(b).
     -------

     Imputed Principal Balance:  As defined in the Asset Issuance Agreement.
     -------------------------

     Initial Certificate Principal Balance:  With respect to any Certificate,
     -------------------------------------
the Certificate Principal Balance of such Certificate on the Closing Date. The aggregate Initial Certificate Principal Balance of all the Certificates is $207,490,355.

     Interest Accrual Period:  With respect to any Distribution Date and any
     -----------------------
Class of Certificates, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

     Latest Possible Maturity Date:  The latest possible maturity date for the
     -----------------------------
Certificates within the meaning of Treasury Regulation Section 1.86OG-l(a)(4)(iii), which shall be February 25, 2026.

     LIBOR Asset Certificate:  An Asset Certificate identified as a LIBOR Asset
     -----------------------
Certificate in the Asset Schedule.

     LIBOR Asset Group:  The aggregate of the LIBOR Asset Certificates.
     -----------------

     LIBOR Principal Distribution Amount:  As to each Distribution Date, the
     -----------------------------------
Available Funds in respect of the LIBOR Asset Group on such Distribution Date after distribution of amounts pursuant to Sections 4.2(a), (b)(i) and (b)(ii) on such Distribution Date.

     Loan Loss:  As defined in the Asset Issuance Agreement.
     ---------

     Mortgage Loans:  Any of the mortgage loans interests in which are evidenced
     --------------
by the Asset Certificates and held by the Asset Certificate Trustee pursuant to the Asset Issuance Agreement.

     Mortgage Pool Insurance Policy:  As defined in the Asset Issuance
     ------------------------------
Agreement.

     Mortgaged Property:  The real property, together with all improvements
     ------------------
thereon, securing the indebtedness of the mortgagor under his or her Mortgage Loan and on which a lien is created by the related mortgage.

     Non-permitted Foreign Holder:  As defined in Section 3.2(b).
     ----------------------------

     Non-U.S. Person:  An individual, corporation, partnership or other person
     ---------------
other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Officer's Certificate:  A certificate signed by the Chairman of the Board,
     ---------------------
the Vice Chairman of the Board, the President or a Vice President of the Company and delivered to the Trustee, as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel for
     ------------------
the Company, acceptable to the Company and the Trustee.

     Other Certificates:  As of any date of determination, each of the pass-
     ------------------
through certificates issued and outstanding under the Asset Issuance Agreement that have not been registered in the name of the Qualified Nominee of the Trustee under this Agreement.

     Pay-out Rate:  With respect to any Class of Certificates and a Distribution
     ------------
Date, the rate at which interest is distributed on such Class on such Distribution Date, which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance of such Class on the related Distribution Date.

     Percentage Interest:  With respect to any Certificate and at any time, the
     -------------------
percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate, such percentage interest being the amount, expressed as a percentage, that the Initial Certificate Principal Balance of such Certificate bears to the aggregate Initial Certificate Principal Balance of all Certificates of the same Class.

     Periodic Report:  As defined in Section 6.2(a).
     ---------------

     Permitted Instruments:  Each of the following:
     ---------------------

          (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time of purchase rated by the Rating Agency in its highest long-term rating category;

          (iii) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Trustee; provided that the debt obligations of such depository institution or trust company (or, in the case of a subsidiary in a holding company structure, debt obligations of the holding company) at the date of the acquisition thereof have been rated by the Rating Agency in its highest long-term rating category;

          (iv) pooled or common trust funds of the Trustee, acting as trustee and custodian and not in its commercial capacity and representing ownership solely of the investments listed in clauses (i) through (iii) above, any such pooled or common trust funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Instruments set forth in the Certificates or this Agreement and which have been approved by the Rating Agency at the time at which the investment is made;

          (v) deposits, including deposits with the Trustee, which are fully insured by the BIF or the SAIF, as the case may be;

          (vi) participation certificates and senior debt obligations issued by FHLMC (excluding mortgage-backed securities issued by FHLMC);

          (vii) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Trustee, which at the date of acquisition is rated by the Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

          (viii) debt obligations rated by the Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (iii) above with depository institutions which have debt obligations rated by the Rating Agency in its highest long-term rating category);

          (ix) money market funds investing only in other Permitted Instruments and which are rated by the Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement Permitted Instruments set forth in the Certificates or this Agreement; or

          (x) any other demand, money market or time deposit obligation, security or investment as may be acceptable to the Rating Agency at the time at which the investment is made.

Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan:  Any Person which is an employee benefit plan, trust or account
     ----
subject to Title I of ERISA or an individual retirement account or employee benefit plan, trust or account subject to section 4975 of the Code or comparable provisions of any subsequent enactment or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.

     Prepayment Interest Shortfall:  As defined in the Asset Issuance Agreement.
     -----------------------------

     Principal Prepayment:  As defined in the Asset Issuance Agreement.
     --------------------

     Purchase Price:  As of any date of determination and as to any Asset
     --------------
Certificate, the Asset Principal Balance thereof on such date.

     Qualified Nominee:  A Person in whose name Asset Certificates or Permitted
     -----------------
Instruments held by the Trustee may be registered as nominee of the Trustee in lieu of registration directly in the name of the Trustee, provided that the following conditions shall be satisfied in connection with such registration:

          (i) the instruments governing the creation and operation of the nominee provide that neither the nominee nor any owner of an interest in the nominee (other than the Trustee) shall have any interest, beneficial or otherwise, in any Asset Certificates or Permitted Instruments at any time held in the name of the nominee, except for the purpose of transferring and holding legal title thereto;

          (ii) the nominee and the Trustee have entered into a binding agreement:

                 (a) establishing that any Asset Certificates or Permitted Instruments held in the name of the nominee are to beheld by the nominee as agent (other than commission agent or broker) or nominee for the account of the Trustee; and

                 (b) appointing the Trustee as the agent and attorney of the nominee with full power and authority irrevocably to sell, assign, endorse, transfer and deliver any Asset Certificates or Permitted Instruments standing in the name of the nominee, and to execute and deliver all such instruments as may be necessary and proper for such purpose; and

          (iii) in connection with the registration of any Asset Certificate or Permitted Instrument in the name of the nominee all requirements under applicable governmental regulations necessary to effect a valid registration of transfer of such Asset Certificate or Permitted Instrument are complied with.

     Rating Agency:  A statistical credit rating agency, or its successor, that
     -------------
rated the Certificates or any Class of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to a long-term rating category of a Rating Agency shall mean such ratings without any modifiers. As of the date hereof, the Rating Agency is S&P.

     Record Date:  With respect to a Distribution Date, the close of business on
     -----------
the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Regular Certificate:  Any Class A Certificate.
     -------------------

     REMIC:  A "real estate mortgage investment conduit" within the meaning of
     -----
Section 860D of the Code.

     REMIC Administrator: Shall be the Administrator under the Asset Issuance
     -------------------
Agreement.

     REMIC Loss:  The failure of the REMIC established hereunder to qualify or
     ----------
to continue to qualify as a REMIC, or the imposition of a tax under the REMIC Provisions on any income of such REMIC.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at Section 860A through 86OG of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing are in effect from time to time.

     Remittance Date:  The "Distributon Date" as defined, with respect to the
     ---------------
Asset Certificates, in the Asset Issuance Agreement, on which date each Asset Certificate Trustee is required to remit monthly payments of principal and interest on the related Asset Certificates to the holders thereof.

     Residual Certificate:  Any Class R Certificate.
     --------------------

     Responsible Officer:  Any Vice President (Executive, Senior, Regular,
     -------------------
Assistant or other) or Trust Officer of the Trustee.

     SAIF:  The Savings Association Insurance Fund of the FDIC, or its successor
     ----
in interest.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  As defined in Section 6.2(c).
     --------------

     Single Certificate:  A Certificate, other than a Class R Certificate, with
     ------------------
an Initial Certificate Principal Balance of $1,000.

     S&P:  Standard & Poor's Ratings Services, a division of The McGraw Hill
     ---
Companies, Inc. and its successors.

     Special Hazard Account:  As defined in the Asset Issuance Agreement.
     ----------------------

     Special Hazard Policy:  As defined in the Asset Issuance Agreement.
     ---------------------

     Startup Day:  As defined in Section 9.3.
     -----------

     Trust-Fund:  The corpus of the trust created by this Agreement, evidenced
     ----------
by the Certificates and consisting of (i) the Asset Certificates as specified in the Asset Schedule; (ii) such assets as shall from time to time be identified as deposited in the Certificate Account for the benefit of Certificateholders; and
(iii) all proceeds from any of the foregoing.

     Trustee:  The institution executing this Agreement as Trustee, or its
     -------
successor in interest, or any successor trustee appointed as herein provided.

     VA:  The Veterans Administration of the United States of America, or any
     --
successor thereto.

     Voting Rights:  The portion of the voting rights of all the Certificates
     -------------
that is allocated to any Certificate for purposes of the voting provisions of Sections 6.1 and 11.1. Voting Rights shall be allocated among the Classes of Certificates (and among the Certificates within each such Class) in proportion to the Class Certificate Principal Balances (or Certificate Principal Balances) thereof.

                                  ARTICLE II.

               CONVEYANCE AND DELIVERY OF THE ASSET CERTIFICATES

     Section 2.1    Conveyance of the Asset Certificates.  The Company,
                    ------------------------------------
concurrently with the execution and delivery of this Agreement hereby transfers, assigns, sets over and otherwise conveys to the Trustee without recourse for the benefit of the Certificateholders, all right, title and interest of the Company in and to the Asset Certificates, including all interest and principal received by the Company with respect to the Asset Certificates after the Closing Date and all right, title and interest of the Company in and to all other property constituting the Trust Fund.

     Section 2.2    Delivery of the Asset Certificates; Acceptance by Trustee.
                    ---------------------------------------------------------

     (a) The Company hereby delivers to, and deposits with, the Trustee each Asset Certificate set forth on the Asset Schedule. Each such Asset Certificate shall be registered in the name of a Qualified Nominee of the Trustee.

     (b) By its execution of this Agreement, the Trustee acknowledges (i) receipt of each Asset Certificate identified on the Asset Schedule and (ii) that each such Asset Certificate has been registered and delivered in accordance with
Section 2.2(a). The Trustee declares that it holds and will hold such Asset Certificates as Trustee hereunder in trust, upon the trusts herein set forth for the use and benefit of all Certificateholders.

     (c) The Trustee shall not be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of the Asset Certificates. The Trustee may accept but shall not be responsible for examining, determining the meaning or effect of or notifying or advising the Company in any way concerning any item or document relating to the Asset Certificates other than the Asset Certificates themselves. Under no circumstances shall the Trustee be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document.

     Section 2.3    Execution of Certificates.  The Trustee has caused to be
                    -------------------------
executed, countersigned and delivered to or upon the order of the Company, in exchange for the Asset Certificates received by the Trustee pursuant to Section 2.2, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.


                                 ARTICLE III.

                               THE CERTIFICATES

     Section 3.1    The Certificates.
                    ----------------

     (a) The Certificates shall be substantially in the forms of the Certificates set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance as set forth in the definition of the term Initial Certificate Principal Balance in Article I.

     (c) The Certificates shall be issuable in registered form only and shall be issued in minimum denominations as set forth in the definition of the term Certificates in Article I.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the signature and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     Section 3.2    Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 3.2(b) and 3.2(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, countersign and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a No U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel (which shall not be an expense of the Trust Fund, the Trustee or the Company) to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

     The Trustee shall not execute, and shall not countersign and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit C to this Agreement, signed by the transferee, to the
                 ---------
effect that the transferee is not a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit C to this Agreement and a letter substantially
                        ---------
in the form attached as Exhibit D to this Agreement.  Such affidavit shall also
                        ---------
contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates being transferred and (ii) it understands that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates being transferred, that it has historically paid its debts as they come due and that it intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit D to this
                                                           ---------
Agreement, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder,
(ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee has historically paid its debts as they fell due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they fall due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding two paragraphs.

     Upon notice to the Trustee that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold such Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to such Residual Certificate and return such recovery to the transferor, and (ii) the Trustee agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding four paragraphs shall cease to apply to transfers (and the applicable portions of the legend on the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause a REMIC Loss.

     (c) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certificate (substantially in the form of paragraph 14 included in Exhibit C to this Agreement) from such transferee to
                         ---------
the effect that such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

     (d) Subject to Section 7.1(e)(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 3.2(b) or (c).

     (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 3.2(f), the Book-Entry Certificates shall, subject to this Section 3.2(e), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and
(viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (f) If (i) (x) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as Depository, and (y) the Trustee or the Company is unable to locate a qualified successor, (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) Certificate Owners representing not less than 51% of the aggregate Certificate Principal Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates ("Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository one or more certificates for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of such Certificates shall represent 100% of the Initial Class Certificate Principal Balance of the related Class, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holder thereof. Each Certificate issued in book-entry form shall bear the following legend:

          "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

     Section 3.3    Mutilated, Destroyed, Lost or Stolen Certificates.  If (a)
                    ------------------------------------ ------------
any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 3.3, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.3 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.4    Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.2 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

     Section 3.5    Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 3.6    Deemed Representation for Class A Certificates.  Any Plan
                    ----------------------------------------------
which acquires a beneficial ownership interest in the Class A Certificates shall be deemed, by virtue of the acceptance or acquisition of such ownership interest, to have represented to the Company and the Trustee that such Plan is an "accredited investor" for purposes of Rule 501(a)(1) of Regulation D under the Securities Act.

                                  ARTICLE IV.

                          ACCOUNTS AND DISTRIBUTIONS

     Section 4.1    The Certificate Account; Collections on the Asset
                    -------------------------------------------------
                    Certificates.
                    ------------

     (a) The Trustee shall establish and maintain in its corporate trust department a separate trust account in its own name and designated as set forth in the definition of Certificate Account in Article I, which account shall be maintained at all times as an Eligible Account. All amounts received in respect of the Asset Certificates in each Asset Group by the Trustee shall be deposited in the Certificate Account immediately upon receipt, together with any Permitted Instruments in which such amounts shall be invested during the term of this Agreement (as the Company shall direct in writing from time to time), and any income or other gain realized from any such investment. Except as provided below, all fixed term investments in Permitted Instruments must mature before the Distribution Date next following the date of investment in such instruments, provided that Permitted Instruments issued by and constituting the direct and
- -------- ----
unconditional fixed-term payment obligations of the Trustee (including, but not limited to, pooled or common trust funds of the Trustee) may mature on the Distribution Date next following the date of investment in the same. No Permitted Instrument shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. If at any time the Company shall have failed to direct the investment of such monies, the Trustee shall invest such monies in Permitted Instruments. The Certificate Account shall be held by the Trustee for the benefit of the

Certificateholders as part of the Trust Fund. Amounts in the Certificate Account on any Distribution Date in respect of each Asset Group shall be disbursed as provided in Section 4.2. Subject to Section 7.1, the Trustee shall not be held liable by reason of its inability to make any required disbursements from the Certificate Account because of any insufficiency in the Certificate Account, including, but not limited to, any insufficiency resulting from any loss of investment in Permitted Instruments, except for losses attributable to the Trustee's failure to make payments on Permitted Instruments of the Trustee, as principal obligor, in accordance with their terms. The Company shall deposit into the Certificate Account an amount equal to any loss realized on any Permitted Instrument as soon as such loss is realized.

     (b) Monies shall be remitted by wire transfer or other method agreed to between the Trustee and each Asset Certificate Trustee by such Asset Certificate Trustee to the Trustee on or before each Remittance Date. The Trustee shall be required to reconcile, on a monthly basis, the monies actually received in respect of the Asset Certificates in each Asset Group from the related Asset Certificate Trustee on each Remittance Date with the respective amount due to be received by the Trustee from such Asset Certificate Trustee as reflected in the distribution statement (the "Asset Distribution Statement") provided by such Asset Certificate Trustee and accompanying each such distribution.

     (c) All payments and other collections distributable from time to time on the Asset Certificates in each Asset Group shall be collected by the Trustee and deposited in the Certificate Account pursuant to Section 4.1(a). In furtherance thereof, the Trustee shall demand payment and delivery of, and shall receive and collect, all amounts required to be distributed in respect of the Asset Certificates in accordance with the terms thereof. If any default occurs in the making of any distribution, payment or performance under any Asset Certificate, the Trustee shall take such action as may be appropriate under the circumstances to obtain such distribution, payment or performance as promptly as practicable, including the making of formal legal demand upon the related obligor, issuer or guarantor.

     Section 4.2    Distributions from Certificate Account.
                    --------------------------------------

     (a) On each Distribution Date, the Trustee shall distribute to the REMIC Administrator from the Available Funds for each Asset Group on such Distribution
Date:

          (i) such Asset Group's allocable share of the REMIC Administrator's fee, equal to any reinvestment income earned on amounts on deposit in the Certificate Account in respect of the related Available Funds; and

          (ii) such Asset Group's allocable share of any expenses of the REMIC Administrator or any Administrator reimbursable to the REMIC Administrator or any Administrator pursuant to Section 9.1;

     provided, however that such expenses shall be allocated between the
     --------  -------
     Available Funds for the Asset Groups in proportion to the aggregate Asset Principal Balances of the Asset Certificates in each Asset Group.

     (b) On each Distribution Date, the Trustee shall distribute to the Class A1 Certificates the remaining Available Funds for the LIBOR Asset Group on such Distribution Date after application of the amounts in respect of such Available Funds pursuant to clause (a) above, in the following order of priority:

          (i) to such Class of Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall
                                         --------  -------
     in Available Funds for the LIBOR Asset Group shall be allocated to such Class of Certificates;

          (ii) to such Class of Certificates, any Accrued Certificate Interest thereon remaining unpaid from previous Distribution Dates; provided,
                                                                --------
     however that any shortfall in Available Funds for the LIBOR Asset Group
     -------
     shall be allocated to the Class A1 Certificates; and


          (iii) to such Class of Certificates, the LIBOR Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero.

     (c) On each Distribution Date, the Trustee shall distribute to the Class A2 and Class R Certificates the remaining Available Funds in respect of the CMT Asset Group on such Distribution Date after application of the amounts in respect of such Available Funds pursuant to clause (a) above, in the following order of priority:

          (i) to such Classes of Certificates, the Accrued Certificate Inter thereon for such Distribution Date; provided, however, that any shortfall
                                         --------  -------
     in Available Funds for the CMT Asset Group shall be allocated between such Classes of Certificates in proportion to the amount of Accrued Certificate Interest that would have been so allocated in the absence of such shortfall;

          (ii) to such Classes of Certificates, any Accrued Certificate Interest thereon remaining unpaid from previous Distribution Dates; provided, however that any shortfall in Available Funds for the CMT Asset
     --------  -------
     Group shall be allocated between such Classes of Certificates in the manner provided in clause (i) above; and

          (iii) sequentially, to the Class R and the Class A2 Certificates, in that order, the CMT Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balances thereof have each been reduced to zero such that no distribution in respect of this clause (iii) shall be made to any Class A2 Certificate until the Class Certificate Principal Balance of the Class R Certificates has been reduced to zero.

     In addition, on each Distribution Date the Trustee shall distribute to the Holders of the Class R Certificates any remaining amounts in the Certificate Account after all amounts required to be distributed pursuant to paragraphs (a),
(b) and (c) above have been so distributed, which remaining amounts shall not reduce the Class Certificate Principal Balance of the Class R Certificates.

     Section 4.3    Method of Distribution.
                    ----------------------

     (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the related Record Date (other than as provided in Section 10.1 respecting the final distribution), and shall be made by check or money order mailed to the address of such Certificateholder appearing in the Certificate Register, or upon written request by the Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree .

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld from a distribution can be made within a reasonable period after the scheduled date for distribution, it may hold such distribution in trust for a Holder of the Residual Certificate until such determination can be made.

     Section 4.4    Statement to Certificateholders.
                    -------------------------------

     (a) The Trustee shall mail to each Certificateholder on each Distribution Date a statement (each, a "Distribution Date Statement") setting forth:

          (i) The amount of the distribution to the Certificateholders of each Class on such Distribution Date allocable to principal;

          (ii) The amount of the distribution to the Certificateholders of each Class on such Distribution Date allocable to interest;

          (iii) The Asset Principal Balance of the Asset Certificates in each Asset Group and the aggregate number of the related Mortgage Loans as of the Cut-Off Date and as of the related Remittance Date;

          (iv) The Class Certificate Principal Balance of each Class of Certificates and the Certificate Principal Balance of a Single Certificate after giving effect to all distributions allocable to principal and the allocation of any Loan Losses for such Distribution Date;

          (v) The Certificate Interest Rates of the Class A1, Class A2 and Class R Certificates for the related Interest Accrual Period, and the Pay-out Rate applicable to each Class of Certificates on such Distribution Date;

          (vi) The aggregate principal balances and number of Mortgage Loans relating to each Asset Group which, as of the related Remittance Date, (a) were delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, (b) were in foreclosure and (c) constituted real estate owned;

          (vii) The amount of coverage under the Mortgage Pool Insurance Policy and the Special Hazard Policy maintained under the Asset Issuance Agreement as of the Cut-off Date and as of the close of business on the related Remittance Date and available to pay claims to all Asset Certificates and all Other Certificates issued under the Asset Issuance Agreement;

          (viii) The amount of funds, as of the related Remittance Date, on deposit in the Bankruptcy Account and the Special Hazard Account maintained under the Asset Issuance Agreement and available to pay claims to all Asset Certificates and all Other Certificates issued under the Asset Issuance Agreement;

          (ix) The aggregate cumulative amount of Loan Losses reported under the Asset Issuance Agreement in respect of the Mortgage Loans relating to each Asset Group, and any Prepayment Interest Shortfalls in respect of the Mortgage Loans relating to each Asset Group, as of the related Remittance Date; and

          (x) the weighted average remaining term to maturity and the weighted average interest rate of the Mortgage Loans as of the related Remittance Date .

     In the case of information furnished pursuant to subclauses (i) and (ii) above in respect of the Class A Certificates, the amounts shall be expressed as a dollar amount per a Single Certificate for each Class of Certificates. The Trustee shall use information included in the Asset Distribution Statement to prepare the Distribution Date Statement or to compute the amounts required to be set forth on such statement. The Trustee shall have no liability or responsibility to any Certificateholder for the accuracy or completeness of the information provided in the Asset Distribution Statement.

     (b) On or prior to January 30th of each year, commencing in the calendar year following the Closing Date, the Company shall furnish to the Trustee such information as the Trustee shall reasonably require to prepare for each Person who at any time during the calendar year was a

Certificateholder a statement containing information required to be provided pursuant to the Code and the Trustee shall mail such statement as required by law.

     Section 4.5    Allocation of Loan Losses.  On or prior to each Distribution
                    -------------------------
Date, the Trustee shall determine (by reference to the Asset Distribution Statement) the aggregate of Loan Losses in respect of the Mortgage Loans relating to each Asset Group that occurred during the preceding calendar month. On each Distribution Date, all such Loan Losses in respect of the Mortgage Loans relating to the LIBOR Asset Certificates shall be allocated to the Class A1 Certificates, and all such Loan Losses in respect of the Mortgage Loans relating to the CMT Asset Certificates shall be allocated between the Class A2 and Class R Certificates in proportion to the Class Certificate Principal Balances thereof immediately prior to such Distribution Date. Any Loan Losses allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. Each allocation of a Loan Loss to a Certificate shall be accomplished by reducing the Certificate Principal Balance thereof in accordance with the definition of such term in Article I, which reduction shall be deemed to have occurred prior to the distribution of the LIBOR Principal Distribution Amount or CMT Principal Distribution Amount, as applicable, on the related Distribution Date.

                                  ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES; COVENANT

     Section 5.1    Representations and Warranties of the Company.
                    ---------------------------------------------

     (a) The Company hereby represents and warrants to the Trustee, as of the Closing Date, that:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate and other power and authority to execute, deliver and enter into this Agreement and to perform all of its duties and obligations pursuant hereto;

          (ii) The execution and delivery of this Agreement have been duly authorized by the Company and, when executed and delivered, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and that certain equitable remedies may not be available;

          (iii) The execution and delivery of this Agreement by the Company in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate (a) its certificate of incorporation or bylaws, or (b) any laws which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Company, and will not constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to it or any of its assets;

          (iv) The execution and delivery of this Agreement by the Company in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained; and

          (v) No failure exists on the part of the Company or Capstead Capital Corporation ("CCC") in the observance or performance, in any material respect, of any of the covenants or agreements contained in the Asset Issuance Agreement, and neither the Company nor CCC was in breach of any of its representations or warranties contained in the Asset Issuance Agreement as of the date such representations or warranties were given.

     (b) In addition, the Company hereby represents and warrants to the Trustee, as of the Closing Date, that:

          (i) The information set forth in the Asset Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Asset Certificate;

          (iii) Each Asset Certificate has been transferred to the Trustee free and clear of any liens, claims and encumbrances; and

          (iv) As of the Cut-off Date, each Asset Certificate is an eligible asset to be included in a REMIC under the REMIC Provisions.

     It is understood and agreed that the representations and warranties set forth in this Section 5.1 shall survive delivery of the Asset Certificates to the Trustee.

     (c) Upon discovery by the Company or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other. On the first Remittance Date occurring 60 days after the Company's discovery or receipt of notice of such breach, the Company shall cure such breach in all material respects or shall repurchase such Asset Certificate from the Trustee at the Purchase Price therefor. The Trust Fund shall be entitled to any distribution on such repurchased Asset Certificate due and payable on the Remittance Date on which such Asset Certificate is repurchased. The proceeds from any such repurchase shall constitute Available Funds for the related Distribution Date. The obligation of the Company to repurchase any Asset Certificate as to which a defect exists shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 5.2    Covenant Respecting Credit Enhancement.  The Company hereby
                    --------------------------------------
covenants to the Trustee, for the benefit of Certificateholders, that it shall take all action available to it to prevent (i) any reduction of coverage under the Mortgage Pool Insurance Policy or the Special Hazard Policy, or any reduction of the respective amounts required to be maintained on deposit in the Special Hazard Account or the Bankruptcy Account; (ii) the modification of the applicable formulae for calculating the Requisite Amount of any Bankruptcy Account, the Program 1993PA Bankruptcy Claim Ceiling, the Requisite Amount of any Special Hazard Account or the Program 1993PA Special Hazard Claim Ceiling (each as defined in the Asset Issuance Agreement); (iii) any Additional Loan from becoming the subject of coverage under the Mortgage Pool Insurance Policy or the Special Hazard Policy; or (v) any Additional Loan (or Other Certificate evidencing ownership thereof) from obtaining any rights to the assets from time to time on deposit in the Special Hazard Account or the Bankruptcy Account; provided however that, if the Trustee is provided with a letter from the Rating
- -------- -------
Agency to the effect that the occurrence of any of the events described in clause (i), (ii), (iii) (iv), or (v) above will not result in the withdrawal or reduction of the then-current rating of the Certificates by the Rating Agency, the Company shall not be so obligated to prevent the occurrence of any such event.

                                  ARTICLE VI.

          AMENDMENT OF ASSET ISSUANCE AGREEMENTS; REGULATORY REPORTS

     Section 6.1  Amendment of Asset Issuance Agreements; Regulatory Reports.
                  ----------------------------------------------------------
With the consent of Certificateholders representing not less than 66% of the Voting Rights of all Certificates, the Trustee may take any action which by the terms of the Asset Issuance Agreement requires the consent of the holders of the related Asset Certificates, including but not limited to: (1) entering into any amendments to the Asset Issuance Agreement; and (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as Asset Certificate Trustee under the Asset Issuance Agreement; provided, however, that no such action shall, without the consent of the Holder of each Certificate affected thereby:

          (a) reduce the amount, or delay the timing, of payments received on the related trust fund which are required to be distributed on any Asset Certificate, change the coin or currency in which any Asset Certificate or any interest thereon is payable, impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Asset Certificate or adversely affect the tax consequences to any holder of any Asset Certificate;

          (b) change the requirement of the consent of the holders of the Asset Certificates for any such action pursuant to the Asset Issuance Agreement;

          (c) modify any of the provisions of this Section, except to increase any percentage specified herein; or

          (d) permit the creation of any lien ranking prior to, or on a parity with, the trusts created by the Asset Issuance Agreement with respect to the Asset Certificates or terminate the trusts created by the Asset Issuance Agreement with respect to the Asset Certificates on any property at any time subject thereto or deprive the Holder of any Certificate of the security afforded by the Asset Certificates;

provided, however, that notwithstanding the foregoing provisions of this
- --------  -------
Section, the Trustee may, without the consent of any Holder of any Certificates, consent to the release from or termination of the trusts created by the Asset Issuance Agreement with respect to any Mortgage Loan when such action by the Trustee is specifically authorized by any other provision of the Asset Issuance Agreement.

     The Trustee may in its discretion determine whether or not any Certificates would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Certificates, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any act of Certificateholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such act shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Company shall mail to the Holders of the Certificates a notice setting forth in general terms the substance of such action. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

     Nothing contained herein shall require the consent of any holder of an Asset Certificate to any amendment or supplement to the Asset Issuance Agreement if the consent of such holder is not otherwise required by the terms of the Asset Issuance Agreement.

     Section 6.2    Preparation of Regulatory Reports.
                    ---------------------------------

     (a) Subject to the provisions of subsections (b) and (c) below, the Company shall prepare or cause to be prepared, on behalf of the Trust Fund, and delivered in a timely manner to the Trustee for its review and execution, such supplementary and periodic information, documents and reports (such information, documents or reports are referred to hereinafter as the "Periodic Report") as may be required pursuant to Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder or as a condition to approval of any application for relief ("Application for Relief") and, in connection therewith, shall prepare such applications and requests for exemption and other relief from such provisions as it may deem appropriate. The Company shall be deemed to certify as to each Periodic Report delivered to the Trustee for its review and execution that it conforms in all material respects to applicable reporting requirements imposed by the Exchange Act or is otherwise in form and content appropriate for filing with the SEC. The Trustee (i) shall execute all such Periodic Reports and Applications for Relief delivered as provided above and shall return the same to the Company for filing with the SEC and other required filing offices, if any, on behalf of the Trust Fund or (ii) shall authorize the Company to execute any such Periodic Report or Application for Relief on the Trustee's behalf. The Company shall be deemed to be authorized by the Trustee to execute such Periodic Report or Application for Relief on the Trustee's behalf unless otherwise notified in writing by the Trustee.

     (b) Within 30 days after the beginning of the first fiscal year of the Trust Fund during which the obligation to file Periodic Reports pursuant to the Exchange Act shall have been suspended, the Company shall prepare, or cause to be prepared, a notice on SEC Form 15 ("Form 15") and shall forward such notice to the Trustee for execution, whereupon the Trustee shall return the executed Form 15 to the Company or shall authorize the Company to execute such Form 15 on the Trustee's behalf; provided, however, that the Company shall be under no obligation to prepare such notice if the number of Certificateholders exceeds
300. Upon receipt of a written request from the Company, the Trustee shall notify the Company as to the number of Certificateholders shown on the Certificate Register. The Company shall file any notice on Form 15 with the SEC in accordance with the provisions of Rule 15d-6 under the Exchange Act.

     (c) Notwithstanding any other provision of this Agreement, the Trustee has not assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of the Company or any other Person with respect to (1) the registration of the Certificates pursuant to the Securities Act of 1933, as amended (the "Securities Act"), (2) the issuance or sale of the Certificates, or (3) compliance with the provisions of the Securities Act, the Exchange Act, or any applicable federal or state securities or other laws including, without limitation, any requirements to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

     (d) In connection with the Company's preparation of any Form 15 or of any Periodic Report, the Trustee shall provide it with information which it may reasonably request concerning the number and identity of the Holders appearing on the Certificate Register maintained by the Certificate Registrar, but, other than in respect of Depository Participants, the Trustee shall have no duty or obligation to provide information which does not appear on the Certificate Register, including any information concerning the ownership of Persons for whom a nominee is the Holder of record.

                                  ARTICLE VII.

                                  THE TRUSTEE

     Section 7.1    Duties of Trustee.
                    -----------------

     (a) Upon acceptance of its duties hereunder, and prior to termination of this Agreement in accordance with Article X, the Trustee shall, subject to subsection (c) of this Section 7.1, perform such duties as are provided in this Agreement for the benefit of all of the Certificateholders.

     (b) Except as is otherwise provided in subsection (d) of this Section 7.1 and Section 2.2, the Trustee shall be under no duty or obligation to inspect, review or examine any documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     (c) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     (d) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement but shall be under no duty or obligation to determine that they are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face; provided, however, that the Trustee shall be under no duty to recalculate, verify or recompute any information provided to it and previously calculated or computed by the Company, any REMIC Administrator, any Administrator or any Asset Certificate Trustee.

     (e) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of each Class affected thereby holding Certificates evidencing Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that if the Trustee shall receive conflicting directions from two or more groups of Certificateholders of a Class holding Certificates that evidence Percentage Interests aggregating not less than 25% at the time, then the Trustee shall act pursuant to this Section 7.1(e)(iii) only at the direction of Certificateholders of such Class holding Certificates that evidence Percentage Interests aggregating not less than 50%; and provided, however, that if the Trustee shall receive conflicting directions from Certificateholders having the requisite Percentage Interests of two or more Classes, then the Trustee shall act pursuant to this Section 7.1(e)(iii) only at the direction of Certificateholders affected thereby holding Percentage Interests aggregating not less than 50% at the time, with such Percentage Interest recomputed as though all affected Classes constituted one Class.

          (f) The Trustee shall have no liability or responsibility to any Person for the acts or omissions to act by the Company. No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 7.2    Certain Matters Affecting the Trustee.  Except as otherwise
                    -------------------------------------
provided in Section 7.1,

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel selected by it with due care;

          (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless the Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee to its reasonable satisfaction by the security afforded to it by the terms of this Agreement, the Trustee may require from the Certificateholders of each Class affected thereby indemnity reasonably satisfactory to it against such expense or liability as a condition to the making of such investigation; and

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys selected by it with due care.

     Section 7.3  Trustee Not Liable for Certificates or Mortgage Loans.  The
                  -----------------------------------------------------
statements contained in this Agreement and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or any Asset Certificate. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates.

     Section 7.4  Trustee May Own Certificates.  The Trustee in its individual
                  ----------------------------
or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 7.5  Trustee's Fees and Expenses.  As compensation for its services
                  ---------------------------
hereunder, the Trustee shall be entitled to its fee payable pursuant to Sections 4.02(d) and 7.05 of the Asset Issuance Agreement. The Trustee shall also receive reimbursement for all reasonable costs and expenses incurred hereunder in the manner, and from the sources, provided by each Asset Issuance Agreement. The Company hereby indemnifies and holds the Trustee harmless against any loss, claim, liability or expense, including reasonable attorneys' fees, incurred, arising out of or in connection with this Agreement or the Certificates, including but not limited to any such loss, claim, liability or expense incurred in connection with any legal action against the Trust Fund or the Trustee or any director, officer, employee or agent thereof, or the performance of any of the Trustee's duties under this agreement (other than any loss, claim, liability or expense incurred by reason of willful misconduct or negligence on the part of the Trustee). Any payment to the Trustee pursuant to the foregoing indemnity shall be from the Company's own funds, without reimbursement therefor. The obligation to reimburse unpaid fees and expenses and the indemnity by the Company contemplated by this Section 7.5 shall survive termination of this Agreement.

     Section 7.6  Eligibility Requirements for Trustee.
                  ------------------------------------

     (a) The Trustee hereunder shall at all times be a commercial bank or trust company organized and doing business under the laws of a state or of the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) The Trustee hereunder shall at all times be the same entity serving as Asset Certificate Trustee under the Asset Issuance Agreement. The Trustee agrees that if it resigns or is removed as Asset Certificate Trustee under the Asset Issuance Agreement, it shall concurrently resign as Trustee hereunder.

     (c) In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.7.

     Section 7.7    Resignation or Removal of the Trustee.
                    -------------------------------------

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company, provided,
                                                                --------
however, that if the Trustee resigns hereunder it agrees that it shall
- -------
concurrently resign as Asset Certificate Trustee under the Asset Issuance Agreement. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument copies of which shall be delivered to the resigning Trustee and the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. The Trustee shall remain as Trustee hereunder until a successor trustee is appointed in accordance herewith.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 7.6, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or the subject of an order for relief entered in a bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument copies of which shall be delivered to the Trustee so removed and the successor trustee; provided, however, that in such event the Company shall also take action to
- --------  -------
cause the removal of the Asset Certificate Trustee (if the same entity as the Trustee to be removed) under the Asset Issuance Agreement.

     (c) The Company may at any time remove the Trustee for cause or, so long as the compensation to be charged by the proposed successor trustee does not exceed an amount equal to 100% of the compensation contemplated hereunder in respect of the Trustee being removed, remove the Trustee without cause and either (i) appoint a successor trustee by written instrument or instruments copies of which shall be delivered to the Company, the Trustee so removed and to the successor trustee so appointed or (ii) petition a court of competent jurisdiction; provided, however, that in each such event the Company shall also
              --------  -------
take action to cause the removal of the Asset Certificate Trustee (if the same entity as the Trustee to be removed) under the Asset Issuance Agreement.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 7.8.

     Section 7.8    Successor Trustee.
                    -----------------

     (a) Any successor trustee appointed as provided in Section 7.7 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Asset Certificates and related documents and statements held by it hereunder, and the Company and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations. The successor trustee shall execute and deliver to the predecessor trustee receipts and releases for the Asset Certificates and related documents and the Company shall execute and deliver such releases to the predecessor trustee, subject to Section 7.1, as the predecessor trustee may reasonably require. Any Trustee ceasing to act shall, nevertheless, retain its rights hereunder with respect to any amounts due it hereunder.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.6.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 7.9    Merger or Consolidation of Trustee.  Any corporation into
                    ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 7.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.10   Trustee Not Acting in Individual Capacity.  Except as
                    -----------------------------------------
provided in this Article VII, in accepting the trusts hereby created, the Trustee acts solely as Trustee hereunder and not in an individual capacity, and all persons having a claim against the Trustee by reason of the transactions contemplated by this Agreement will look only to the Trust Fund for payment or satisfaction thereof.

     Section 7.11   Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Agreement, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 7.8 and no notice to holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required. All fees and expenses, if any, incurred by the Trustee and arising out of the appointment of a co-trustee or separate trustee pursuant to this Section 7.11 shall be considered reimbursable fees and expenses of the Trustee for purposes of Section 7.5. All fees and expenses, if any, incurred by the Company and arising out of the appointment of a co-trustee or separate trustee pursuant to this Section 7.11 shall be considered reimbursable fees and expenses pursuant to Section 4.2.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 7.11 all rights, powers, duties and obligations conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustees only at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustees may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                 ARTICLE VIII.

                                     CLAIMS

     Section 8.1    Trustee May Enforce Claims without Possession of
                    ------------------------------------------------
Certificate. All rights of action and claims under this Agreement or any of the Certificates may be prosecuted to judgment or final decree, enforced and collected by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the benefit of the holders of the Certificates in respect of which such judgment has been recovered and shall be distributed in accordance with the order of priority of payment set out in Section 4.2. Any surplus shall be available for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 8.2    Rights and Remedies Cumulative.  The Trustee may in its
                    ------------------------------
discretion proceed to protect and enforce its rights and the rights of Certificateholders by all available and appropriate proceedings, at law or in equity, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. No right or remedy herein conferred upon or reserved to the Trustee or to the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 8.3    Trustee May File Proofs of Claim.
                    --------------------------------

     (a) In cases of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or judicial proceeding relative to any obligor on the Asset Certificates or its creditors, the Trustee (irrespective of whether the Trustee shall have made any demand thereunder) shall be entitled and empowered, by intervention in such proceeding or otherwise, to

          (i) file and prove a claim for the whole amount due, owing and unpaid on the Asset Certificates and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Certificateholders allowed in such proceeding, and

          (ii) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Certificateholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the

Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Certificates or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     Section 8.4    Delay or Omission Not Waiver.  No delay or omission of the
                    ----------------------------
Trustee or of any Holder of any Certificate to exercise any right or remedy accruing hereunder or otherwise shall impair any such right or remedy or constitute a waiver of any such right of action or claim or default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Certificateholders, as the case may be.


                                 ARTICLE IX.

                                REMIC PROVISIONS

     Section 9.1    REMIC Administration Provisions.  It is intended that the
                    -------------------------------
REMIC formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify such REMIC as, a "real estate mortgage investment conduit" as defined in and in accordance with such REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall cause the REMIC Administrator to act as agent (and the REMIC Administrator is hereby appointed to act as agent) on behalf of the Trust Fund and the respective Holders of the Residual Certificates and that the Company shall:

          (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of that person that the Holders of the Certificates may contact for tax information relating thereto (and the Company shall cause the REMIC Administrator to act as the representative of the REMIC for this purpose), together with such additional information as may be required by such form, and shall update such information at the time or times in the manner required by the Code;

          (iii) make or cause to be made an election, on behalf of the REMIC, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 9.3 hereof on the federal tax return of the REMIC for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using a CPR of 18% per annum;

          (v) as required by Section 3.2(b), provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate (including the information required by Treasury Regulation
     Section 1.860D-1(b)(5)(ii)) to the Internal Revenue Service and to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified organization is the record holder of an interest and to any other Person specified in Section 860E(e)(3) and (6) of the Code as liable for the tax imposed under Section 860E(e) of the Code (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of the REMIC at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

          (vii) not knowingly or intentionally take any action or omit to take any action that would cause a REMIC Loss;

          (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests specified in the definition of the term Certificate in Article I;

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the REMIC Administrator shall have provided an Opinion of Counsel to the Trustee that such occurrence would not cause a REMIC Loss;

          (x) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

          (xi) pay, except as provided below, from amounts received pursuant to Section 4.2, the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the REMIC Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the REMIC Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

          (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

          (xiii) cause the first federal income tax return of the REMIC to include the information required by Treasury Regulation Section 1.860D-I(d)(2) and Treasury Regulation Section 1.860F-4(b)(2) and set forth in said tax returns the designations of the respective interests in such REMIC as set forth in Section 9.3; and

          (xiv) maintain such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities therefor, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     The REMIC Administrator shall be entitled to be reimbursed pursuant to
Section 4.2 for any federal income taxes paid or payable pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company or the REMIC Administrator in the performance of its obligations hereunder. The Asset Issuance Agreement provides that under certain circumstances the Administrator thereunder shall obtain Opinions of Counsel at the expense of the Trust Fund. Such expenses shall be submitted to the REMIC Administrator for approval and, upon approval in writing, shall either be paid by the REMIC Administrator, to the extent such expenses do not exceed the fees paid to the REMIC Administrator hereunder and under the Asset Issuance Agreement, or to the extent such expenses exceed such fees, shall be submitted by the REMIC Administrator to the Trustee for payment pursuant to Section 4.2. Pursuant to the Asset Issuance Agreement, the Administrator thereunder has agreed to be the REMIC Administrator hereunder.

     Section 9.2    Investments.  No Permitted Instrument shall be sold before
                    -----------
the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Trustee has obtained an Opinion of Counsel that such sale or disposition will not cause a REMIC Loss.

     Section 9.3    Designations under the REMIC Provisions.
                    ---------------------------------------

     (a) The Company hereby designates the Class A1 and Class A2 Certificates as "regular interests," and the Class R Certificates as the single class of "residual interests,"in the REMIC for purposes of the REMIC Provisions.

     (b) The Closing Date will be the "Startup Day" for the REMIC for purposes of the REMIC Provisions.

     (c) The "tax matters person" with respect to the REMIC for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Certificates; provided, however, that such beneficial owner and, to the extent relevant, each
- --------  -------
other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC for purposes of the REMIC Provisions.

     (d) The "latest possible maturity date" of the regular interests in the REMIC for purposes of section 860G(a)(1) of the Code is the Latest Possible Maturity Date.

                                  ARTICLE X.

                                  TERMINATION

     Section 10.1   Termination upon Repurchase by the Company or Liquidation of
                    ------------------------------------------------------------
All Asset Certificates. Subject to Section 10.2, the respective obligations and
- ----------------------
responsibilities of the Company and the Trustee created hereby (other than the rights, privileges and immunities of the Trustee under Article VII, the obligations of the Company under Section 7.5 and the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the earlier of (a) the repurchase by the Company of all Asset Certificates remaining in the Trust Fund at a price equal to 100% of the Asset Principal Balance of each Asset Certificate remaining in the Trust Fund (to be paid on the date provided below) and (b) the later of the final payment or other liquidation of the last Asset Certificate remaining in the Trust Fund; provided, however, that in no event
                                         --------  -------
shall the Trust Fund created hereby continue beyond the date which is the earlier of (i) the Latest Possible Maturity Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The right of the Company to repurchase all Asset Certificates pursuant to clause (a) above shall be conditioned upon the Asset Principal Balance of the Asset Certificates, at the time of any such repurchase, aggregating an amount less than or equal to ten percent (10%) of the Asset Principal Balance of the Asset Certificates as of the Cut-off Date.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (B) the estimated amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. If such notice is given in connection with the exercise by the Company of its right of repurchase of the Asset

Certificates, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day preceding the final Distribution Date in next day funds an amount equal to the price described above, it being understood that the Trust Fund shall be entitled to any distribution in respect of the Asset Certificates due and payable on the Remittance Date preceding the date of repurchase. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders the amounts specified in
Section 10.3, any such distribution being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee following such final deposit, the Trustee shall promptly release to the Company the Asset Certificates.

     On the final Distribution Date, the Trustee shall distribute amounts as specified in Section 10.3. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.3 but only upon presentation and surrender of the Certificates.

     If all of the Certificateholders do not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates have not been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

     Section 10.2   Additional Termination Requirements.
                    -----------------------------------

     (a) If the Company exercises its purchase option as provided in Section 10.1, the Trust Fund and the REMIC established hereby shall be terminated upon satisfaction of the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 10.2 will not (1) result in the imposition of taxes on "prohibited transactions" of the REMIC as defined in
Section 860F of the Code, or (2) cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 10.1, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for the REMIC within the meaning of Section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 10.1.

     (2) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Company to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (3) On the final federal income tax return for the REMIC the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

     Section 10.3   Distributions on the Final Distribution Date.  On the final
                    --------------------------------------------
Distribution Date, the Trustee shall distribute amounts available for distribution on the Certificates as provided in Section 4.2. On the final Distribution Date the Available Funds in respect of each Asset Group shall include the regular distribution made on the related Asset Certificates on the related Remittance Date and, if the final distribution is made pursuant to a repurchase under Section 10.1, the purchase price paid by the Company pursuant to Section 10.1.

                                 ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     Section 11.1  Amendment.  This Agreement may be amended from time to time
                   ---------
by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, provided that subject to the next
                                           -------- ----
sentence, in each case such action will not adversely affect in any material respect the interests of any Certificateholder. Any amendment described above shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if either (i) an Opinion of Counsel is obtained to such effect, or (ii) the Person requesting the amendment obtains a letter from each Rating Agency confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by such Rating Agency to the Certificates. Notwithstanding the foregoing, the Trustee and the Company may at any time and from time to time amend this Agreement, without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trustee at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an Opinion of Counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Certificateholders evidencing not less than 66% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any
              --------  -------
manner the amount of, or delay the timing of, collections of payments on the Asset Certificates or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not cause a REMIC Loss at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of the Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof of Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 11.2  Recordation of Agreement; Counterparts.  To the extent
                   --------------------------------------
permitted by applicable law, a memorandum describing this Agreement is subject to recordation in all appropriate public offices, such recordation to be effected by the Company and at the Company's expense and direction, but only upon direction of the Company accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.3  Limitation on Rights of Certificateholders.  The death or
                   ------------------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor shall it entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as expressly provided herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners; nor, to the extent permitted by applicable law, shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 50% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days, after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this
Section 11.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.4  Limitation on Liability of Parties.  Each party to this
                   ----------------------------------
Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

     Section 11.5  Limitation on Liability of Directors, Officers, Employees and
                   -------------------------------------------------------------
Agents of a Party.  No director, officer, employee or agent of any party to this
- -----------------
Agreement shall be liable to any other party for the taking of any action or for refraining to take any action in good faith pursuant to this Agreement.

     SECTION 11.6  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH AND GOVERNED BY SUCH LAWS.

     Section 11.7  Notices.  All demands, notices and communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given if delivered personally or by a recognized (overnight) courier service or by telecopy at or mailed by registered mail, postage prepaid, to (a) in the case of the Company, 2711 North Haskell Avenue, Suite 900, Dallas, Texas 75204, Attention: Julie A. Moore, Telecopy No. (214) 874-2599 (confirmation No. (214) 874-2501), and (b) in the case of the Trustee, 600 Travis, 8th Floor, Houston, Texas 77002, Attention:
Corporate Trust Department (Telecopy No. (713) 216-4880 (confirmation No. (713) 216-5884), or such other address as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Certificate holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The parties to this Agreement agree that when the Trustee takes an action or agrees to take an action upon receipt of a telex, telecopy or facsimile transmission, such telex, telecopy or facsimile transmission shall be deemed to be an original document for all purposes (including court proceedings).

     Section 11.8  Notices to the Rating Agency.  The Company shall deliver
                   ----------------------------
written notice of the following events to the Rating Agency promptly following the occurrence thereof: material amendment to this Agreement or to the Asset Issuance Agreement; any event of default; change in or termination of the Trustee; and final payment to Certificateholders. In addition, the Company shall deliver copies of the Distribution Date Statements to the Rating Agency at the time such documents are required to be delivered pursuant to this Agreement. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an event of default under this Agreement.

     Section 11.9  Severability of Provisions.  If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.10  Restrictions on Sale of Assets.  The Trustee is prohibited
                    ------------------------------
from selling or otherwise disposing of any assets of the Trust Fund, except as specifically set forth herein, without the consent of all of the Certificateholders unless the Trustee shall have received an Opinion of Counsel to the effect that such disposition will not cause a REMIC Loss.

     Section 11.11  Intention of Parties.
                    --------------------

     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are absolute sales and not pledges or assignments of only a security interest and shall be given effect as such for all purposes. The limited rights of recourse hereunder against the Company are intended to provide to the Trustee a remedy for breach of representations and warranties by the Company relating to the condition of the property sold, rather than to the collectibility of underlying indebtedness, and therefore are consistent with warranties ordinarily given by a seller of goods under Article 2 of the Uniform Commercial Code.

     (b) It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                              CMC SECURITIES CORPORATION II



                              By:_______________________________________________
                                 Wade Walker
                                 Vice President - Asset and Liability Management


                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, as Trustee



                              By:_______________________________________________
                                 Rafael Herrera
                                 Vice President and Trust Officer

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DALLAS  (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be the Vice President - Asset and Liability Management of CMC Securities Corporation II, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
My Commission Expires:                  NOTARY PUBLIC
                                        In and For the State of Texas

____________________________



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     On the 28th day of June, 1996, before me, a notary public in and for said State, personally appeared Rafael Herrera, known to me to be a Vice President and Trust Officer of Texas Commerce Bank National Association, a national banking association, the association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ________________________________________
My Commission Expires:                  NOTARY PUBLIC
                                        In and For the State of Texas

____________________________

                                   EXHIBIT A

                              Form of Certificates
                              --------------------

                             [begins on next page]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMC SECURITIES CORPORATION II OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATE, SERIES 1996-B

                evidencing a beneficial ownership interest in a
       trust fund which consists primarily of pass-through certificates, evidencing interests in pools of
               conventional, adjustable rate, one- to four-family
                            mortgage loans, sold by

                         CMC SECURITIES CORPORATION II

No. 1                                               Initial Class A1 Certificate
                                                          Principal Balance
Class A1                                                    $41,914,009.00

Certificate Interest                               Initial Certificate Principal
  Rate: Variable                                   Balance of this Certificate:
                                                           $______________

Cut-off Date: June 1, 1996                       CUSIP: 125714 ___

THIS CERTIFIES THAT

     _______________________________________

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of pass-through certificates (the "Asset Certificates"), evidencing the entire beneficial ownership interest in certain pools of conventional, adjustable rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold by CMC Securities Corporation II, a corporation organized and existing under the laws of the State of Delaware (the "Company"). The Trust Fund was created pursuant to a Pooling Agreement dated as of June 1, 1996 (the "Agreement") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), com mencing in July 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee specified in the final distribution notice to the Holder hereof. Any reduction in the principal amount of this Certificate (or any one or more predecessor Certificates) effected by distributions made on any Distribution Date shall be binding upon all holders of this Certificate and of any Certificate issued upon the registration of transfer herefor or in exchange hereof or in lieu hereof, whether or not noted hereon.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Pass-Through Certificates, Series 1996-B, issued in three Classes (Class A1, Class A2 and Class R, herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Asset Certificates, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evi denced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of the Voting Rights of the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby, shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Asset

Certificates remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each such Asset Certificate, and (b) the later of the final payment or other liquidation of the last Asset Certificate remaining in the Trust Fund. The right of the Company to repurchase all the Asset Certificates is subject to the aggregate Asset Principal Balance of all of the Asset Certificates at the time of repurchase being less than or equal to ten percent (10%) of the Asset Principal Balance thereof as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                         TEXAS COMMERCE BANK NATIONAL
                         ASSOCIATION


(SEAL)                   By:____________________________________________________
                            Authorized Signatory of
                            Texas Commerce Bank National Association,
                            not in its individual capacity but solely as Trustee

Countersigned:


By:____________________________________
Authorized Signatory of
Texas Commerce Bank National
Association, not in its individual capacity
but solely as Trustee


Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security
 or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________

                  (Please print or typewrite name and address
                     including postal zip code of assignee)


this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:



Dated:


                              __________________________________________________
                              Signature by or on behalf of assignor


                              __________________________________________________
                              Signature Guaranteed

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED BELOW). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMC SECURITIES CORPORATION II OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.
OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 REMIC PASS-THROUGH CERTIFICATE, SERIES 1996-B

                evidencing a beneficial ownership interest in a
       trust fund which consists primarily of pass-through certificates, evidencing interests in pools of
               conventional, adjustable rate, one- to four-family
                            mortgage loans, sold by

                         CMC SECURITIES CORPORATION II

No. 1                                               Initial Class A2 Certificate
                                                          Principal Balance
Class A2                                                    $165,576,346

Certificate Interest                               Initial Certificate Principal
  Rate: Variable                                   Balance of this Certificate:
                                                          $_______________

Cut-off Date: June 1, 1996                       CUSIP: 125714 ____

THIS CERTIFIES THAT

     _______________________________

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of pass-through certificates (the "Asset Certificates"), evidencing the entire beneficial ownership interest in certain pools of conventional, adjustable rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold by CMC Securities Corporation II, a corporation organized and existing under the laws of the State of Delaware (the "Company"). The Trust Fund was created pursuant to a Pooling Agreement dated as of June 1, 1996 (the "Agreement") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), com mencing in July 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee specified in the final distribution notice to the Holder hereof. Any reduction in the principal amount of this Certificate (or any one or more predecessor Certificates) effected by distributions made on any Distribution Date shall be binding upon all holders of this Certificate and of any Certificate issued upon the registration of transfer herefor or in exchange hereof or in lieu hereof, whether or not noted hereon.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Pass-Through Certificates, Series 1996-B, issued in three Classes (Class A1, Class A2 and Class R, herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Asset Certificates, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evi denced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of the Voting Rights of the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby, shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Asset

Certificates remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each such Asset Certificate, and (b) the later of the final payment or other liquidation of the last Asset Certificate remaining in the Trust Fund. The right of the Company to repurchase all the Asset Certificates is subject to the aggregate Asset Principal Balance of all of the Asset Certificates at the time of repurchase being less than or equal to ten percent (10%) of the Asset Principal Balance thereof as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                         TEXAS COMMERCE BANK NATIONAL
                         ASSOCIATION


(SEAL)                   By:____________________________________________________
                            Authorized Signatory of
                            Texas Commerce Bank National Association,
                            not in its individual capacity but solely as Trustee

Countersigned:


By:_____________________________________
Authorized Signatory of
Texas Commerce Bank National
Association, not in its individual capacity
but solely as Trustee


Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto

(Please insert social security
 or other identifying number of assignee)

________________________________________________________________________________

________________________________________________________________________________

                  (Please print or typewrite name and address
                    including postal zip code of assignee)


this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:



Dated:


                              __________________________________________________
                              Signature by or on behalf of assignor


                              __________________________________________________
                              Signature Guaranteed

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CMC SECURITIES CORPORATION II OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A RESIDUAL INTEREST IN A REMIC. BECAUSE THIS CERTIFICATE CONSTITUTES A REMIC RESIDUAL INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE HOLDER SHALL BE REQUIRED TO REPORT, FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE'S PERCENTAGE INTEREST OF THE TAXABLE INCOME OF THE REMIC.

                 REMIC PASS-THROUGH CERTIFICATE, SERIES 1996-B


                evidencing a beneficial ownership interest in a
              trust fund which consists primarily of pass-through
                 certificates, evidencing interests in pools of
               conventional, adjustable rate, one- to four-family
                            mortgage loans, sold by


                         CMC SECURITIES CORPORATION II

No. 1                                                Initial Class R Certificate
                                                           Principal Balance
Class R                                                    $100

Certificate Interest                               Initial Certificate Principal
  Rate: Variable                                   Balance of this Certificate:
                                                           $___________

Cut-off Date: June 1, 1996                                    CUSIP: 125714 ___

THIS CLASS R CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING THAT SUCH TRANSFEREE (A) IS NOT A DISQUALIFIED ORGANIZATION (AS DEFINED IN SECTION 860E(E)(5) OF THE CODE) AND IS NOT ACQUIRING THIS CLASS R CERTIFICATE AS AN AGENT, TRUSTEE OR NOMINEE ACTING ON BEHALF OF A PERSON WHO IS A DISQUALIFIED ORGANIZATION; (B) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO A CLASS R CERTIFICATE; (C) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; (D) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE; (E) HAS NO INTENTION TO IMPEDE THE ASSESSMENT OR

COLLECTION OF ANY FEDERAL, STATE OR LOCAL INCOME TAXES LEGALLY REQUIRED TO BE PAID WITH RESPECT TO THIS CERTIFICATE; (F) WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT IT HAS REASON TO BELIEVE HAS THE INTENTION TO IMPEDE THE ASSESSMENT OR COLLECTION OF SUCH TAXES; (G) HAS HISTORICALLY PAID ITS DEBTS AS THEY BECOME DUE; (H) INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE; (I) UNDERSTANDS THAT, AS THE HOLDER OF A RESIDUAL INTEREST, IT MAY INCUR LIABILITIES IN EXCESS OF ANY CASH FLOWS GENERATED BY THIS CERTIFICATE; AND
(J) INTENDS TO PAY ANY AND ALL TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A "NON-U.S. PERSON, UNLESS (I) SUCH PERSON HOLDS THIS CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND FURNISHES THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR (II) THE TRANSFEREE DELIVERS TO BOTH THE TRANSFEROR AND THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN ACCORDANCE WITH THE REQUIREMENTS OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER AND THAT SUCH TRANSFER OF THIS CERTIFICATE WILL NOT BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE
FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR TRUST THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS CERTIFIES THAT

     ___________________________

is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of pass-through certificates (the "Asset Certificates"), evidencing the entire beneficial ownership interest in certain pools of conventional, adjustable rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold by CMC Securities Corporation II, a corporation organized and existing under the laws of the State of Delaware (the "Company"). The Trust Fund was created pursuant to a Pooling Agreement dated as of June 1, 1996 (the "Agreement") between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), com mencing in July 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee specified in the final distribution notice to the Holder hereof. Any reduction in the principal amount of this Certificate (or any one or more predecessor Certificates) effected by distributions made on any Distribution Date shall be binding upon all holders of this Certificate and of any Certificate issued upon the registration of transfer herefor or in exchange hereof or in lieu hereof, whether or not noted hereon.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Pass-Through Certificates, Series 1996-B, issued in three Classes (Class A1, Class A2 and Class R, herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Asset Certificates, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evi denced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of the Voting Rights of the Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby, shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Asset

Certificates remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each such Asset Certificate, and (b) the later of the final payment or other liquidation of the last Asset Certificate remaining in the Trust Fund. The right of the Company to repurchase all the Asset Certificates is subject to the aggregate Asset Principal Balance of all of the Asset Certificates at the time of repurchase being less than or equal to ten percent (10%) of the Asset Principal Balance thereof as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                         TEXAS COMMERCE BANK NATIONAL
                         ASSOCIATION


(SEAL)                   By:____________________________________________________
                            Authorized Signatory of
                            Texas Commerce Bank National Association,
                            not in its individual capacity but solely as Trustee

Countersigned:


By:__________________________________
   Authorized Signatory of
   Texas Commerce Bank National Association,
   not in its individual capacity but solely as Trustee


Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers) unto

(Please insert social security
 or other identifying number of assignee)

________________________________________________________________________________


________________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)


this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



Dated:______________________


                              __________________________________________________
                              Signature by or on behalf of assignor


                              __________________________________________________
                              Signature Guaranteed

                                   EXHIBIT B

                                 Asset Schedule
                                 --------------


                         CMC Securities Corporation II
                      Portfolio Pass-Through Certificates

                               Series 1993PA-1
                               Series 1993PA-3
                               Series 1993PA-6
                               Series 1993PA-8
                               Series 1993PA-11
                               Series 1993PA-12
                               Series 1993PA-15
                               Series 1993PA-16
                               Series 1993PA-17
                               Series 1993PA-18
                               Series 1993PA-19
                               Series 1993PA-20
                               Series 1993PA-21
                               Series 1993PA-24
                               Series 1993PA-25
                               Series 1993PA-26

                                   EXHIBIT C

                    Transfer Affidavit for Residual Interest
               Pursuant to Sections 860D(a)(6)(A) and 860E(e)(Y)
                of the Internal Revenue Code of 1986, as Amended
                ------------------------------------------------

 Re: CMC Securities Corporation II
     REMIC Pass-Through Certificates, Series 1996-B
     Class R Certificates ("Residual Certificates")


STATE OF ______________       (S)
                              (S)
COUNTY OF _____________       (S)

     The undersigned, being first duly sworn, deposes and says as follows:

     1.   The undersigned is an officer of ________________________________, the proposed Transferee (the "Transferee") of $______________ original Certificate Principal Balance of the Class R Certificates issued pursuant to a Pooling Agreement (the "Agreement") dated as of June 1, 1996 between CMC Securities Corporation II (the "Company") and Texas Commerce Bank National Association, as Trustee. Capitalized terms used but not defined herein are defined in Schedule I attached hereto. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee understands that the Residual Certificates represent the "residual interest" in a "real estate mortgage investment conduit" as such terms are defined in Sections 860G(a)(2) and 860D(a) of the Code, respectively. For purposes of this Affidavit the term "Residual Interest" shall mean the rights represented by the Residual Certificates.

     3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization as defined in Schedule I. The Transferee is acquiring its Ownership Interest in the Residual Interest either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto a Transfer Affidavit from such Person in substantially the same form as this Transfer Affidavit. If clause (ii) of the preceding sentence is applicable, such Person is not a Disqualified Organization and the Transferee has no knowledge that any such Transfer Affidavit from such Person is false. The Transferee will endeavor to remain a Person who is not a Disqualified Organization for so long as it retains its Ownership Interest in the Residual Interest.

     4. The Transferee (A) is not an entity that will hold a Residual Certificate as nominee (a "Book-Entry Nominee") to facilitate the clearance and settlement of such security through electronic book-entry changes in accounts of participating organizations; (B) understands that it must take into account the taxable income relating to a Residual Certificate; (C) has no intention to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Residual Certificate; and (D) will not transfer a Residual Certificate to any person or entity that it has reason to believe has the intention to impede the assessment or col lection of such taxes.

     5.   The Transferee (i) has historically paid its debts as they come due,
(ii) intends to continue to pay its debts as they come due in the future, (iii) understands that, as the holder of a Residual Interest, it may incur tax liabilities in excess of any cash flows generated by the Residual Interest, and
(iv) intends to pay any and all taxes associated with holding the Residual Interest as they become due.

     6. The Transferee either (A) is not a Non-U.S. Person, (B) is a Non-U.S. Person that will hold the Residual Certificate in connection with the conduct of a trade or business within the United States and has attached to this Transfer Affidavit and delivered to the transferor and the Trustee an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

     7. The Transferee has been advised, understands and acknowledges that under the Code (i) a substantial tax would be imposed on a Transfer of an Ownership Interest in the Residual Interest to a Person that is a Disqualified Organization; (ii) such tax would be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Disqualified Organization, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person a Transfer Affidavit (in substantially the same form as this Transfer Affidavit) that such subsequent Transferee is not a Disqualified Organization and, at the time of Transfer, such Person does not have actual knowledge that the Transfer Affidavit is false.

     8. The Transferee has been advised, understands and acknowledges that under the Code, a substantial tax would be imposed on a "pass-through entity" holding an Ownership Interest in the Residual Interest if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person). A pass-through entity shall be relieved of liability for the tax if it had received from such Person a Transfer Affidavit (in substantially the same form as this Transfer Affidavit) that such Person is not a Disqualified Organization and the entity had no actual knowledge that the Transfer Affidavit was false. The Transferee will advise the Trustee if it becomes a pass-through entity or if it is a pass-through entity, if any of the interest holders are or become Disqualified Persons.

     9. The Transferee has reviewed the provisions of Section 3.2(b) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Residual Interest including, without limitation, the restrictions on subsequent Transfers. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 3.2(b) of the Agreement.

The Transferee agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of the Residual Certificate to such a "disqualified organization,"an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 4(C) and paragraph 6 hereof. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     10. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Residual Interest including any Person with respect to which the Transferee is then acting as nominee, trustee or agent, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person in respect of whom the Transferee has actual knowledge that the requirements set forth in paragraph 3, paragraph 4(A) or paragraph 6 hereof are not satisfied or in respect of whom the Transferee has reason to believe does not satisfy the requirements set forth in paragraph 4(C) hereof.

     11.  The Transferee's taxpayer identification number is __________________.

     12. The Transferee is knowledgeable and experienced in the investment risks incident to the ownership of and tax consequences of REMIC residual interests and is capable of evaluating the merits and risks of an investment in the Residual Certificates.

     13. The Transferee has read and understood the Section entitled "Certain Federal Income Tax Consequences" in the Prospectus and related Prospectus Supplement with respect to the Residual Certificates.

     14. The Transferee is not a Plan, as defined in Schedule I, or an entity, including an insurance company separate account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity, and has not acquired an Ownership Interest in the Residual Interest as a nominee, trustee or agent for a Plan.

     15. The Transferee consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund and the related REMIC included therein pursuant to Section 9.3(c) of the Agreement.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by _________________________, a _________________________, and duly attested this
_____ day of ______________, 19___.

                                        TRANSFEREE:



                                        By:_____________________________________
                                           Name:________________________________

                                           Title:_______________________________


STATE OF __________      (S)
                         (S)
COUNTY OF _________      (S)

     Personally appeared before me the above-named _______________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________________ of ________________________,
and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the corporation.

     Subscribed and sworn before me this _____ day of _______________, 19__.


                                        ________________________________________
                                        NOTARY PUBLIC
My Commission Expires:

_____________________________

                                   SCHEDULE I
                                   ----------

     "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing; (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States,""State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

     "ERISA":  The Employee Retirement Income Security Act of 1974, as amended.

     "Non-U.S. Person": an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     "Ownership Interest": As to the Residual Certificates and the Residual Interests, any ownership interest therein, including an interest as the holder or beneficial owner thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Plan": Any Person which is an employee benefit plan, trust or account subject to Title I of ERISA or an individual retirement account or employee benefit plan, trust or account subject to Section 4975 of the Code or comparable provisions of any subsequent enactment or a governmental plan defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code.

     "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Residual Interest":  The Residual Certificates.

     "Transfer":    Any direct or indirect purchase, transfer, sale, assignment or other form of disposition of any Ownership Interest in a Residual Interest.

          "Transferee": Any Person (which may be the beneficial holder of a Residual Interest who holds such Residual Interest in the nominee's name) who is acquiring by Transfer any Ownership Interest in a Residual Interest.

                                   EXHIBIT D

                 Letter from Transferor of Residual Certificate

                             [begins on next page]

                                     [Date]


[Trustee]


               Re:  CMC Securities Corporation II
                    REMIC Pass-Through Certificates,
                    Series 1996-B
                    -------------

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to believe that the requirements set forth in paragraph 3, paragraph 4(A) or paragraph 6 are not satisfied and has no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, [Transferor] has conducted a reasonable investigation at the time of the transfer and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due.

                                   Very truly yours,

                                   [Transferor]


                                   _____________________________________________